UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2011

PETROHAWK ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-33334	86-0876964
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

1000 Louisiana, Suite 5600 Houston, Texas	77002
(Address of principal executive	(Zip Code)
offices)

Registrant’s telephone number, including area code: (832) 204-2700

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On September 27, 2011, Petrohawk Energy Corporation (the “Company”) delivered notice pursuant to the Company’s Fifth Amended and Restated Senior Revolving Credit Agreement dated as of August 2, 2010 among the Company, each of the guarantors named therein, each of the lenders from time to time party thereto, and BNP Paribas, as administrative agent for the Lenders (as amended, the “Credit Agreement”), reducing the available commitments under the Credit Agreement from $2.5 billion to $25 million effective October 3, 2011 (the “Notice”).  The Company voluntarily reduced the available commitments based on the availability of other sources of capital as a subsidiary of BHP Billiton Limited.

The foregoing description of the Notice does not purport to be complete and is qualified in its entirety by reference to the Notice, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements contained in this Form 8-K are “forward-looking statements” within the meaning of the federal securities laws, such as statements relating to the availability of capital. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of various risks detailed in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Reports on Form 10-Q. The reader is cautioned not to unduly rely on these forward-looking statements. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, changes in expectations or otherwise.

Item 9.01.              Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibit is filed as part of this report on Form 8-K:

Exhibit No.	Description

10.1	Notification of Aggregate Maximum Credit Amounts Reduction dated September 27, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROHAWK ENERGY CORPORATION

Date: September 27, 2011	By:	/s/ David D. Powell
Name: David D. Powell
Title: Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Notification of Aggregate Maximum Credit Amounts Reduction dated September 27, 2011